                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                   AMENDMENT 3

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 21, 2000


                              GREENHOLD GROUP, INC.
             (Exact name of Registrant as specified in its charter)

                                    000-29707
                             Commission File Number

         Florida                                              65-0910697
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                            Identification No.)

         1995 E. Oakland Park Boulevard                          33306
         Suite 350                                             (Zip Code)
         Oakland Park, FL
(Address of principal executive offices)

                  Registrant's telephone number: (954) 564-0006
                  --------------------------------

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

         On December 21, 2000, pursuant to the closing date set forth in the Stock Purchase Agreement (attached as Exhibit 1.1) dated as of November 6, 2000 (the "Agreement"), between sole shareholder, Merit First, Inc. ("Seller" or "Merit"), and John D. Harris, Dana M. Gallup, George Papapostolou, and Ray Bolouri ("Purchasers"), Seller sold 2,700,000 shares of its 3,000,000 shares of common stock of Greenhold Group, Inc. ("Company" or "Greenhold") to Purchasers, resulting in Purchasers becoming the majority shareholders by acquisition of 90% of the shares.

         The consideration for the 2.7 million shares of common stock was cash in the amount of $125,000. In anticipation of execution of the Agreement and in conjunction with the terms of the Agreement, the resignations of President and Director Vicki J. Lavache and Director John O'Keefe, Jr. were tendered and became effective December 21, 2000. Purchasers immediately appointed John D. Harris ("Harris") as Director, President and Secretary-Treasurer.

         As sole Director, Harris issued an additional 300,000 shares of stock to Ray Bolouri. Therefore, following final execution of the Stock Purchase Agreement and the above-mentioned stock issue to Mr. Bolouri, on December 21, 2000 the shareholders of Greenhold Group, Inc. were as follows:

         Shareholder                                           Shares
         -----------                                          ---------

         Merit First, Inc.                                      300,000
         John D. Harris                                       1,000,000
         Dana M. Gallup                                       1,000,000
         George Papaostolou                                     500,000
         Ray Bolouri                                            500,000

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

         Concurrent with the transfer of ownership to Purchasers, the Company acquired w5h, Inc. ("w5h") in a voluntary share exchange by issuing 1,985,000 shares of common stock to the 29 shareholders of w5h, Inc. in exchange for their combined 4,962,500 million shares of w5h (at rate of .40 share of Greenhold for each share of w5h). Greenhold shareholders Harris, Gallup and Papapostolou and/or persons related to them were also shareholders of w5h, owning collectively less than 25% of w5h. (See Exhibit 1.2)

         Greenhold is now devoting its efforts to adopting and expanding upon the objectives of w5h which is to offer proprietary and entertainment content to the public over the Internet. Greenhold will become a part of the broadband and mass storage revolution using Internet Service Providers ("ISPs") as portals for last-mile broadband delivery of its content. A "client" will be a person needing proprietary and entertainment content who will log onto the Company website and with the assistance of Company client search-assistants will be able to search our databases for the information they need. The Company will obtain data from the world's largest manufacturers and then will recruit expert-anchors, most often retirees who are familiar with the manufacturers' products. The goal of the Company is to acquire ISPs, web designers and other related Internet businesses to add value in the form of assets and growth potential to Greenhold.

         Concurrent with the execution of the Stock Purchase Agreement and resultant change in control of Greenhold Group, Inc., the following transactions were finalized by the new management on December 21, 2000 (effective December 31, 2000):

         By Share Offer and Lockup Agreement, Greenhold acquired Online Services of Miami, Inc.("Miami"),a Florida corporation, an existing Point of Presence ("POP") operation. As a result of this transaction, Miami became a wholly-owned subsidiary of Greenhold. This ISP locale consists of 300 subscribers valued at $500 each. The Company issued 200,000 shares to the Miami shareholders. It should be noted that Greenhold shareholders Harris and Papapostolou were also shareholders in Miami and received 100,000 shares each in the transaction. (See
Exhibit 2.1)

         By Share Offer and Lockup Agreement, Greenhold acquired Naples & Port Charlotte POP, Inc. ("Naples"),a Florida corporation, an existing POP operation. As a result of this transaction, Naples became a wholly-owned subsidiary of Greenhold. This ISP locale consists of 500 subscribers valued at $500 each. The Company issued 500,000 shares to Naples shareholders. It should be noted that Greeenhold shareholders Harris and Papapostolou were also shareholders in Naples and received 125,000 shares each in the transaction. (See Exhibit 2.2)

         By Share Offer and Lockup Agreement and Consent, Greenhold purchased shares of Online Services USA, Inc.("OnlineUSA"),a Florida corporation, an existing ISP operation consisting of 2,000 subscribers valued at $500 each. The Company issued 1,294,040 shares to OnlineUSA shareholders to gain ownership of 72% of the shares of OnlineUSA and making OnlineUSA a partially-owned subsidiary of Greenhold. Greenhold shareholders Harris, Gallup and Papapostolou and persons related to them received shares amounting to approximately 57% of the 1,294,040 issued in the transaction. (See Exhibit 2.3)

         By Share Offer and Lockup Agreement and Consent, Greenhold purchased 72% of the shares of the Florida corporation DNT (TECH), INC. ("DNT"), a Florida corporation, in a stock-for-stock agreement. DNT, an Internet systems service company, became a partially-owned subsidiary (72%) of Greenhold Group, Inc. upon the issue of 96,000 shares of Greenhold stock. (See Exhibit 2.4)

         By Share Offer and Lockup Agreement and Consent, Greenhold purchased Nexgen Productions, Inc., ("Nexgen"), a Florida corporation, an existing Web design and hosting company. The Company issued 300,000 shares to Nexgen shareholders making Nexgen a wholly-owned subsidiary of Greenhold. (See Exhibit 2.5)

         By Subscriber Purchase and Lockup Agreement and Consent, Greenhold purchased assets of USSnet, Inc., ("USS"),a Florida corporation, an existing ISP. The Company paid USS $50,000 on December 21, 2000 and will pay an additional $50,000 on January 30, 2001 and has issued 850,000 shares to USS for 1,800 subscribers. (See Exhibit 2.6)

DESCRIPTION OF BUSINESS

Greenhold Group, Inc. ("Greenhold") was incorporated in the state of Florida on March 22, 1999 and became a registered public company, qualifying as a "blank check company" on April 23, 2000 following a 10-SB Registration with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934. On December 21, 2000 (effective December 31, 2000) Greenhold entered into a voluntary share exchange with w5h, Inc. and adopted the goals of w5h to offer proprietary and entertainment content to the public over the Internet. Toward that end, concurrent with the w5h transaction on December 21, 2000 (effective December 31, 2000), the Company acquired assets and subsidiaries as described in
Item 2 above.

PLAN OF OPERATION

The above-detailed purchases and acquisitions are part of the implementation of Greenhold's plan and objective to offer proprietary and entertainment content to the public over the Internet, thereby becoming a Proprietary Content Provider. Greenhold's goal is to acquire ISPs, web designers and other related Internet businesses to add value in the form of assets and growth potential to Greenhold.

Operations

Greenhold's operations consist primarily of: (1) acquiring the subscriber base,
(2) overseeing and coordinating the efforts of its subsidiaries, both present and future (see "Subsidiaries" below), and (3) acquiring the proprietary content in order to offer it to dial-up subscribers by mid-2002.

The Company intends to file a Form SB-2 Registration Statement with the Securities and Exchange Commission to register an offering of 1,000,000 shares of common stock at $1.00 a share. It is anticipated the filing will be submitted in April 2001. The Company intends to use the proceeds of the offering to carry out its operations and to make additional acquisitions of subscribers. The Company will allocate approximately 79% of the proceeds to acquisitions, 20% to day-to-day operations, and 1% for offering costs. At completion of the offering the Company anticipates it will have sufficient funds to operate for the next twelve months.

The Company does not intend to participate in any product research and development, make any purchase or sale of plant or equipment, and expects no significant changes in the number of employees in the next twelve months.

As a Proprietary Content Provider, Greenhold will rely heavily on its subscriber base. Therefore, management plans to use a substantial portion of the proceeds of the proposed offering to acquire an additional 15,000 dial-up subscribers. It is anticipated that these acquisitions will be completed by October 31, 2001.

Dial-up Subscribers and ISP Service

The acquisition of dial-up and DSL subscribers of uss.net, Galaxy Online, Inc., and Worldwide Internet, Inc. brings the total of (Greenhold) dial-up and DSL subscribers to 6500. Online ServicesUSA will provide ISP services to all dial-up subscribers regardless of geographic location through its specially developed "virtual ISP". A Sales Access call center has been set up and staffed by Online ServicesUSA at Greenhold providing service in English, Spanish, French, German and Greek. Greenhold expects to have approximately 21,000 dial-up subscribers by the end of this first acquisition phase on or about October 31, 2001.

Subsidiaries

Each subsidiary will provide its own operating capital and may individually borrow commercially for its operating capital needs.

WHOLLY-OWNED SUBSIDIARIES

Online Services of Miami, Inc. ("Miami"). A Florida corporation. Acquired on December 21, 2000 (effective December 31, 2000). An existing Point of Presence ("POP") operation Internet Service Provider ("ISP") locale consisting of 300 dial-up subscribers.

Naples and Port Charlotte POP, Inc. ("Naples"). A Florida corporation. Acquired on December 21, 2000 (effective December 31, 2000). An existing POP operation, ISP locale, consisting of 500 dial-up subscribers.

Nexgen Productions, Inc. ("Nexgen"). A Florida corporation. Acquired on December 21, 2000 (effective December 31, 2000). An existing Web design and hosting company.

PARTIALLY-OWNED SUBSIDIARIES

Online Services USA, Inc. ("OnlineUSA"). A Florida corporation. Acquired 72% of shares on December 21, 2000 (effective December 31, 2000). An existing ISP with 2,000 dial-up subscribers.

DNT(TECH), Inc. ("DNT"). A Florida corporation. Acquired 72% of shares on December 21, 2000 (effective December 31, 2000). An internet systems service company.

The Service, Distribution and Sales Tactics

Greenhold intends to provide unique service by attaining critical mass and sharing it with the public. The idea is that our service becomes a necessary tool. Links to proprietary content owners will drive the client to our site, proving highly beneficial to the content-provider owner. Greenhold's site will be organized by manufacturer portal and stabilized search responses based on who, what, where, why, when and how questions, so an intelligent search can provide the client with information gained by accurate information-targeting in ways not previously possible. Strategic relations with major search engines will provide a direct link to our portals and will comprise the first level of distribution. Additional distribution through the packaging of products, brick-and-mortar sites, and tags with product advertisements by manufacturers will round out the approach.

Advertising and Promotion

In addition to print advertisements in various journals and newspapers, Greenhold plans to mount an aggressive public relations campaign to spread the message of the uniqueness of the Proprietary Content Provider concept and that we have amassed information and tied it to experts who understand the product and information and can assist the general public in gaining access to this content via the Internet.

Employees

The company currently has one full-time employee, the President, and one part-time employee, an executive administrator who is shared with Dana M. Gallup, Esq. During the next twelve months Greenhold will add two executive positions. A Chief Financial Officer will be hired in the last quarter of 2001 and an Acquisitions Officer will be hired in the second quarter of 2001. Early in 2002, as the Proprietary Content is developed, it is expected a staff of about 30 employees will be assembled to begin the program.

Competition

The company faces good strong competition from companies that are also in the process of acquiring dial-up subscribers from smaller ISPs. However, management believes these companies do not have the expertise to handle technically the next phase of providing

Internet access. The company believes that no one has developed, acquired, or understands the concept of the Proprietary Content the company plans to offer as "last-mile" deliverable product.

Government Regulation

The Company is not directly regulated by any particular regulation but fully expects there to be regulation developed to manage the Internet by various authorities at all levels of government.

DESCRIPTION OF PROPERTY

The Company does not own any real property and does not intend to make any such acquisitions in the near future.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

a) The following table sets forth information as of February 28, 2001 with respect to the beneficial ownership of shares of Common Stock by each person known by the Company to be the owner of more than 5% of the outstanding shares of Common Stock.

                                                         Shares
                                                      Beneficially     Percent
Name and Address of Beneficial Owner                     Owned         of Class
------------------------------------                  ------------     --------

John D. Harris
1995 E. Oakland Park Boulevard                          1,538,124        18%
Suite 350
Ft. Lauderdale, FL  33306

Dana M. Gallup
1995 E. Oakland Park Boulevard                          1,355,578        16%
Suite 350
Ft. Lauderdale, FL  33306

George Papapostolou
1342 Colonial Blvd., Suite 17                             912,851        11%
Fort Myers, FL  33907

Ray Bolouri
7918 Jones Branch Drive                                   500,000         6%
Suite 600
McLean, VA  22012

Uss.net, Inc.
7918 Jones Branch Drive                                   850,000        10%
Suite 600
McLean, VA  22012

b) The following table sets forth information as of February 28, 2001 with respect to the beneficial ownership of shares of common stock by all directors and executive officers, individually and as a group.


                                                         Shares
                                                      Beneficially     Percent
Name and Address of Beneficial Owner                     Owned         of Class
------------------------------------                  ------------     --------

John D. Harris
1995 E. Oakland Park Boulevard                         1,538,124         18%
Suite 350
Ft. Lauderdale, FL  33306

Officer(s) and Director(s)
As a Group                                             1,538,124         18%




Unless otherwise noted, the persons named in the tables have sole voting and investment power with respect to all Shares beneficially owned by them. No person named in the tables is acting as nominee for any persons or is otherwise under the control of any person or group of persons. Table is based on current outstanding shares of 8,545,000. Percentages have been rounded to the nearest whole number.

DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

The members of the Board of Directors of Greenhold serve until the next annual meeting of stockholders, or until their successors have been elected. The officers serve at the pleasure of the Board of Directors.

The current executive officers, key employees and directors of Greenhold are:

Name                       Age              Position
----                       ---              --------

John D. Harris             60               President, Director

Lydia V. Diaz              37               Vice President

John D. Harris, who was the President and CEO of w5h, Inc. (the merged company) has a long-standing background in the computer industry dating back to the 1960s. Mr. Harris owned and operated a software development company from 1980 to 1990. Between 1990 and 1995 Mr. Harris owned and operated the John D. Harris Building Corp., and in 1996 began negotiations to acquire Top Level Domains. In 1998 John Harris founded and commenced serving as President of two internet companies, Domain Name Trust, Inc. and DNT(KY), Inc., which acquired registration and marketing rights for the Top Level Domains ".md" and ".ky," respectively.

Both Domain Name Trust, Inc. and DNT(KY), Inc. were recently sold at significant gains to investors therein.

Lydia V. Diaz, formerly Vice-President of Marketing and Public Relations at w5h, Inc., has retained the same title and position within Greenhold Group, Inc. (part-time). Ms. Diaz has been in the marketing arena for the past decade holding positions as Controller at Fahlgren Benito, Executive Vice President at Meyer and Associates, and as General Manager at Moore, Epstein, Moore. Ms. Diaz recently graduated with a Master's degree in Business Administration from Nova Southeastern University, and holds a Bachelor's degree in Business Administration from Florida Atlantic University.

EXECUTIVE COMPENSATION

Greenhold's president and a part-time executive administrator are the only two employees. At December 31, 2000 no compensation had been paid to officers, directors or employees.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Stock payments for acquisitions, etc. affecting beneficial shareholders listed above are detailed in the tables below.

                                COMPANY ACQUIRED



Greenhold Shares            Online               Online Services             Naples/Port
Issued to                   USA, Inc.             of Miami, Inc.          Charlotte Pop, Inc.
----------------            ---------            ---------------          -------------------
John D. Harris               266,900                 100,000                   100,000
Dana M. Gallup               239,998
George Papapostolou           47,762                 100,000                   100,000



                                COMPANY ACQUIRED



Greenhold Shares               DNT(TECH),                Uss.net,
Issued to                         Inc.                     Inc.                W5h, Inc.
----------------               ----------                --------              ---------
John D. Harris                   40,000
Dana M. Gallup                   36,000                                          75,000
George Papapostolou               2,000                                         100,000
Uss.net, Inc.                                             850,000
Ray Bolouri                                               500,000



DESCRIPTION OF SECURITIES

There is no trading market for the shares of the Company nor is there any assurance that a regular trading market will develop for the shares, or that, if developed, any such market will be sustained. The Company anticipates that trading of the shares will be conducted through what is customarily known as the National Quotation Bureau's Over-the-Counter Electronic Bulletin Board (the "Bulletin Board"). Any market for the shares that may result will likely be less well developed than if the shares were traded on NASDAQ or on an exchange.

As of February 28, 2001 there are 8,545,040 shares of common stock outstanding held by 45 shareholders. All shares issued to date, including those issued from acquisitions, are subject to a Pool and Lock-Up Agreement whereby no shares may be sold during the first 12 months, which period commenced December 21, 2000, after which the shares are subject to a pooling agreement whereby sale of shares is restricted to 5% of the shares so issued per month.

As stated previously, the Company is in the process of preparing a Form SB-2 Registration Statement for filing with the Securities and Exchange Commission to register an offering of 1,000,000 shares of common stock. It is anticipated the filing will be submitted in April 2001. Upon completion of this Offering, Greenhold will have 9,545,040 shares of common stock outstanding. All shares sold in this offering will be freely transferable without restriction or further registration under the Securities Act of 1933, as amended. However, any share purchased by an affiliate (in general, a person who is in a control relationship with Greenhold), will be subject to the limitations of Rule 144 promulgated under the Securities Act.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Greenhold has not paid and probably will not pay dividends in the near future, so investors participating in this offering may not receive a return on their investment.

Greenhold has decided to retain all earnings, if any, to finance future growth. Therefore, the only way an investor could receive a return on his or her investment is to sell his or her shares.

Greenhold's common stock is not listed or quoted at the present time, and there is no present public market for Greenhold's common stock. Greenhold is seeking a market maker who will assist in filing an application for Greenhold Group, Inc. securities to be quoted on the NASD OTC Bulletin Board (Bulletin Board), upon the effectiveness of this Registration Statement, but the obtaining of a quotation is subject to NASD approval, and there can be no assurance that the NASD will accept Greenhold's market maker's application on Form 211. Therefore, there can be no assurance that a public market for Greenhold's common stock will ever develop.

LEGAL PROCEEDINGS

Greenhold is not subject to any pending litigation, legal proceedings or claims.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

None.

RECENT SALES OF UNREGISTERED SECURITIES

None.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Company's Articles of Incorporation and Florida law contain provisions relating to the indemnification of officers and directors. Generally, they provide that the Company may indemnify any person who was or is a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except for an action by or in right of the Company, by reason of the fact that he is or was a director, officer, employee or agent of the Company. It must be shown that he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company. Generally, no indemnification may be made where the person has been determined to be negligent or guilty of misconduct in the performance of his duty to the Company.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, or otherwise, the Company has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

DESCRIPTION OF EXHIBITS

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Business Acquisitions. The financial statements required by this item 7(a) are filed on pages F-1 to F-81 of this report.

(b) Pro Forma Financial Information. Pro forma financial statements as described in the Index to Pro Forma Supplemental Condensed Combined Financial Statements on PF-1 are presented to give proforma effect to the significant businesses acquired.

(c)      Exhibits: (Previously submitted)

         2.1 Share Offer and Lock-Up Agreement between Greenhold Group, Inc. and Online Services of Miami, Inc.

         2.2 Share Offer and Lock-Up Agreement between Greenhold Group, Inc. and Naples and Port Charlotte POP, Inc.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         GREENHOLD GROUP, INC.
                                          (Registrant)




Date: April 20, 2001                     By /s/ John D. Harris
                                            ------------------------------------
                                                John D. Harris
                                                President

                      GREENHOLD GROUP, INC. & SUBSIDIARIES
                        CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

                      GREENHOLD GROUP, INC. & SUBSIDIARIES

                                    CONTENTS

                                                                         Page
                                                                         ----

Independent Auditor's Report                                              F-3

Financial Statements:

 Consolidated Balance Sheet                                               F-4

 Consolidated Statement of Operations                                     F-5

 Consolidated Statement of Changes in
  Stockholders' Equity                                                    F-6

 Consolidated Statement of Cash Flows                                  F-7 - 8

 Notes to Consolidated Financial Statements                            F-9 - 16

                          INDEPENDENT AUDITOR'S REPORT


To The Board of Directors
Greenhold Group, Inc. & Subsidiaries

We have audited the accompanying consolidated balance sheet of Greenhold Group, Inc. & Subsidiaries, as of December 31, 2000 and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Greenhold Group, Inc. & Subsidiaries as of December 31, 2000, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.


                                                /s/ Earl M. Cohen, C.P.A., P.A.


February 21, 2001
Boca Raton, Florida

                       GREENHOLD GROUP, INC & SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 2000

                                     ASSETS

CURRENT ASSETS
 Cash                                                               $   62,159
 Accounts receivable                                                    21,171
 Deposits                                                               10,100
 Other current assets                                                   15,253
                                                                    ----------

         Total Current Assets                                          108,683
                                                                    ----------

PROPERTY, FURNITURE AND EQUIPMENT
 - NET                                                                 209,374
                                                                    ----------

OTHER ASSETS
 Subscriber lists                                                    2,415,588
 Goodwill                                                              221,242
                                                                    ----------

         Total Other Assets                                          2,636,830
                                                                    ----------

TOTAL ASSETS                                                        $2,954,887
                                                                    ==========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Accounts payable and accrued expenses                              $  136,369
 Deferred revenue                                                       32,572
 Note payable                                                           50,000
 Notes payable - stockholders                                          112,150
                                                                    ----------

     Total Current Liabilities                                         331,091

MINORITY INTEREST                                                       19,520

COMMITMENTS

STOCKHOLDERS' EQUITY                                                 2,604,276
                                                                    ----------

TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY                                                             $2,954,887
                                                                    ==========




                Read accompanying Notes to Financial Statements.

                       GREENHOLD GROUP, INC & SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000







REVENUES                                             $        --

EXPENSES
 General and administrative                              436,559
                                                     -----------

NET LOSS                                             $  (436,559)
                                                     ===========

LOSS PER SHARE                                       $      (.22)
                                                     ===========

WEIGHTED AVERAGE NUMBER OF SHARES
 OUTSTANDING                                           2,012,534
                                                     ===========






                Read accompanying Notes to Financial Statements.

                      GREENHOLD GROUP, INC. & SUBSIDIARIES
            CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                          YEAR ENDED DECEMBER 31, 2000





                                                                                            Accumulated
                                             Common Stock                                     Deficit
                                    ------------------------------       Additional          During the
                                        # of               Par             Paid-in           Development
                                       Shares             Value            Capital              Stage                Total
                                    -----------        -----------      -----------          -----------         -----------
Common shares issued for
 cash, net of stock issuance
 costs of $12,374                     2,305,000        $     2,305        $   486,871        $        --         $   489,176

Common shares issued upon
 purchase acquisitions                5,390,040              5,390          1,742,610                 --           1,748,000

Common shares issued upon
 purchase of subscriber
 list                                   850,000                850            799,150                 --             800,000

Reclassification of amount
 due to stockholder to
 additional paid-in capital                  --                 --              3,659                 --               3,659

Net (loss) during year                       --                 --                 --           (436,559)           (436,559)
                                    -----------        -----------        -----------        -----------         -----------

Balance - December 31, 2000           8,545,040        $     8,545        $ 3,032,290        $  (436,559)        $ 2,604,276
                                    ===========        ===========        ===========        ===========         ===========




                Read accompanying Notes to Financial Statements.

                      GREENHOLD GROUP, INC. & SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 2000



CASH FLOWS FROM OPERATING ACTIVITIES:
 Net (loss)                                                     $(436,559)
 Adjustments to reconcile net loss to
 net cash (used in) operating activities:
   Depreciation and amortization                                      271
   Changes in assets and liabilities net of
    effects from purchase acquisitions:
   (Increase)in deposit                                           (10,000)
    Increase in accounts payable                                   11,993
                                                                ---------

NET CASH (USED IN) OPERATING ACTIVITIES                          (434,295)
                                                                ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchase of furniture and equipment                               (5,214)
 Cash acquired from acquisitions                                   13,233
 Increase in amount due from related parties                     (114,100)
                                                                ---------

NET CASH (USED IN) INVESTING ACTIVITIES                          (106,081)
                                                                ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Net proceeds from issuance of common stock                       489,176
 Increase in amount due to related parties                         13,359
 Increase in notes payable - stockholder                          100,000
                                                                ---------

NET CASH PROVIDED BY FINANCING ACTIVITIES                         602,535
                                                                ---------

CASH - DECEMBER 31, 2000                                        $  62,159
                                                                =========


SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING AND FINANCING
ACTIVITIES:

On December 21, 2000 effective December 31, 2000, the Company acquired 72% of the outstanding common shares of On Line Services U.S.A., Inc., an Internet service provider by issuing 1,294,040 common shares for a value of $1,000,000.

On December 21, 2000 effective December 31, 2000, the Company acquired all the outstanding common shares of Naples and Port Charlotte Pop, Inc., an Internet service provider by issuing 500,000 common shares for a value of $250,000.



                Read accompanying Notes to Financial Statements.

                      GREENHOLD GROUP, INC. & SUBSIDIARIES
                CONSOLIDATED STATEMENT OF CASH FLOWS (CONTINUED)
                          YEAR ENDED DECEMBER 31, 2000




SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING AND FINANCING
ACTIVITIES (CONTINUED):

On December 21, 2000 effective December 31, 2000, the Company acquired all the outstanding common shares of On Line Services of Miami, Inc., an Internet service provider by issuing 200,000 common shares for a value of $150,000.

On December 21, 2000 effective December 31, 2000, the Company acquired all the outstanding common shares of Nexgen Productions, Inc., a website development and web hosting company by issuing 300,000 common shares for a value of $225,000.

On December 21, 2000 effective December 31, 2000, the Company acquired 72% of the outstanding common shares of DNT (Tech), Inc., an Internet service company by issuing 96,000 common shares for a value of $120,000.

On December 21, 2000 effective December 31, 2000, the Company purchased the subscriber list of an Internet service provider by issuing 850,000 common shares and a note payable for $100,000 for a total value of $900,000.

An amount due to stockholder of $3,659 was reclassified to additional paid-in capital.

                      GREENHOLD GROUP, INC. & SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

NOTE 1.           ORGANIZATION

                  Greenhold Group, Inc. was incorporated on March 22, 1999 under the laws of the State of Florida. The company was originally a "shell" company, the purpose of which was to seek and consummate a merger or acquisition. With the acquisitions referred to in Note 3, the Company ceased to be a development stage company and now operates as an Internet service provider with subscribers mainly in Southeast and Southwest Florida, and Illinois. The Company extends credit to some of its customers. The Company's headquarters is in Oakland Park, Florida.

NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  PRINCIPLES OF CONSOLIDATION

                  These consolidated financial statements include the accounts of the Company and its more than 50% owned subsidiaries, On Line Services U.S.A., Inc., Naples and Port Charlotte Pop, Inc., On Line Services of Miami, Inc., Nexgen Productions, Inc. and DNT (Tech), Inc. from the date of acquisition. All significant intercompany balances and transactions have been eliminated in consolidation.

                  REVENUE RECOGNITION

                  Subscriber and other fees are recognized over the period services are provided. Deferred revenue represents monthly, quarterly, half-yearly, annual and three-year subscriber fees billed in advance. Revenue from web hosting services are recognized when the service is provided and revenue from website development and design services are recognized when completed.

                      GREENHOLD GROUP, INC. & SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                  PROPERTY, FURNITURE AND EQUIPMENT

                  Property, furniture and equipment is recorded at cost. Expenditures for major betterments and additions are capitalized while replacements, maintenance and repairs which do not improve or extend the life of the respective assets, are expensed.

                  Depreciation is computed by the straight-line method over the estimated useful lives of the assets as follows:

                       Furniture and fixtures                       7 years
                       Computer equipment                      3 to 7 years

                  INTANGIBLE ASSETS

                  Intangible assets are recorded at cost. Amortization is computed by the straight-line method over the estimated useful lives of the assets as follows:

                       Subscriber lists                             3 years
                       Goodwill                                     3 years

                  Intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. Recoverability of assets is measured by a comparison of the carrying amount of the asset to the net future cash flows expected to be generated from the asset. No impairments were recognized in 2000.

                  INCOME TAXES

                  Deferred income taxes are provided for differences between the basis of assets and liabilities for financial and income tax reporting. A valuation allowance is provided against deferred income tax assets in circumstances where management believes recoverability of a portion of the assets is not reasonably assured.

                      GREENHOLD GROUP, INC. & SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                  INCOME (LOSS) PER SHARE

                  Income (loss) per share is computed by dividing net income
                  (loss) for the period by the weighted average number of shares outstanding.

                  STATEMENT OF CASH FLOWS

                  For purposes of this statement the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

                  USE OF ESTIMATES

                  Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Accordingly, actual results could vary from the estimates that were assumed in preparing the financial statements.

NOTE 3.           ACQUISITIONS

                  On December 21, 2000 effective December 31, 2000, the Company acquired all the outstanding common shares of W5h, Inc., a development stage company. For accounting purposes, the acquisition has been treated as a public shell merger. W5h, Inc. is deemed to be the acquirer and to have issued common stock for the net monetary assets of Greenhold Group, Inc. (the public shell) followed by a recapitalization of W5h, Inc. W5h, Inc. had no operations prior to January 1, 2000.

                  BUSINESS ACQUISITIONS

                  On December 21, 2000 effective December 31, 2000, the Company acquired 72% of the outstanding common shares of On Line Services U.S.A., Inc., an Internet service

                      GREENHOLD GROUP, INC. & SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

NOTE 3.           ACQUISITIONS (CONTINUED)

                  BUSINESS ACQUISITIONS

                  provider by issuing 1,294,040 common shares for a value of $1,000,000. Subscriber list of $1,014,712 was recorded in this transaction and is being amortized over three years using the straight line method.

                  On December 21, 2000 effective December 31, 2000, the Company acquired all the outstanding common shares of Naples and Port Charlotte Pop, Inc., an Internet service provider by issuing 500,000 common shares for a value of $250,000. Subscriber list of $264,538 was recorded in this transaction and is being amortized over three years using the straight line method.

                  On December 21, 2000 effective December 31, 2000, the Company acquired all the outstanding common shares of On Line Services of Miami, Inc., an Internet service provider by issuing 200,000 common shares for a value of $150,000. Subscriber list of $236,338 was recorded in this transaction and is being amortized over three years using the straight line method.

                  On December 21, 2000 effective December 31, 2000, the Company acquired all the outstanding common shares of Nexgen Productions, Inc., a website development and web hosting company by issuing 300,000 common shares for a value of $225,000. Goodwill of $221,242 was recorded in this transaction and is being amortized over three years using the straight line method.

                  On December 21, 2000 effective December 31, 2000, the Company acquired 72% of the outstanding common shares of DNT (Tech), Inc., an Internet service company by issuing 96,000 common shares for a value of $120,000. The excess of the purchase price over the fair value of net assets acquired was allocated to computer and office equipment in the amount of $69,805.

                      GREENHOLD GROUP, INC. & SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

NOTE 3.           ACQUISITIONS (CONTINUED)

                  The following summarizes the fair value of the assets acquired and liabilities assumed:

                           Cash                                      $  10,233
                           Accounts receivable                          20,871
                           Other current assets                         15,353
                           Due from affiliates                          25,600
                           Property and equipment                      134,626
                           Accounts payable/accrued expenses           (74,361)
                           Deferred revenue                            (32,572)
                           Due to officer                              (12,150)
                           Due to affiliates                          (129,715)
                                                                     ---------
                           Net Assets                                $ (42,115)
                                                                     =========


                  SUBSCRIBER LIST

                  On December 21, 2000 effective December 31, 2000, the Company purchased the subscriber list of an Internet service provider by issuing 850,000 common shares and a note payable for $100,000 for a total value of $900,000. The subscriber list is being amortized over three years using the straight-line method.

NOTE 4.           PROPERTY AND EQUIPMENT

                  Property and equipment as of December 31, 2000 is as follows:

                     Furniture and equipment                          $ 25,900
                     Computer equipment                                183,745
                                                                      --------
                                                                       209,645

                     Accumulated depreciation                             (271)
                                                                      --------
                     Total                                            $209,374
                                                                      ========

                  Depreciation expense for the year ended December 31, 2000 was $271.

                      GREENHOLD GROUP, INC. & SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

NOTE 5.           NOTE PAYABLE

                  Note payable consists of the amount due to the Internet service provider for the purchase of a subscriber list referred to in Note 3. The note is non-interest bearing and was paid on January 19, 2001.

NOTE 6.           NOTES PAYABLE - STOCKHOLDERS

                  Notes payable - stockholders consist of unsecured notes bearing interest at 18% per annum for working capital purposes. The advances are due within 60 days of the date of the advance but are automatically renewable. Subsequent to December 31, 2000, additional advances of $110,000 were made.

NOTE 7.           INCOME TAXES

                  As of December 31, 2000, no deferred income taxes have been recorded due to the Company having no history of profitable operations. Significant components of the Company's net deferred income tax asset are as follows:

                           Start-up expenditures                     $ 164,300
                           Less: Valuation allowance                  (164,300)
                                                                     ---------

                           Net deferred income tax asset             $      --
                                                                     =========


                  The reconciliation of income tax (benefit) computed at the federal statutory rate to income tax expense (benefit) is as follows:

                    Tax (benefit) at federal statutory rate           (34.00)%
                    State tax (benefit), net of federal
                      benefit                                          (3.63)
                    Valuation allowance                                37.63
                                                                      ------
                    Tax provision (benefit)                            00.00%
                                                                      ======

                      GREENHOLD GROUP, INC. & SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

NOTE 8.           CAPITAL STOCK

                  The Company has authorized 50,000,000 common shares with a par value of $.001 per share. As of December 31, 2000, 8,545,040 common shares were issued and outstanding.

NOTE 9.           COMMITMENTS

                  The Company leases its Ft.Lauderdale and Ft. Myers, Florida office facilities under operating leases expiring through December 31, 2005. The Ft. Lauderdale lease provides for monthly rental payments of $2,695 including sales tax. The rental payments are subject to 5% increases each lease year. The Ft. Myers lease provides for monthly base rent of $1,140 plus sales tax and its share of building operating expenses.

                  The Company also leases computer equipment under a noncancelable lease expiring November 2003.

                  Future minimum lease payments due under these leases for the years ending subsequent to December 31, 2000 are as follows:

                          December 31,                            Amount
                          ------------                           --------
                             2001                                $ 63,698
                             2002                                  47,642
                             2003                                  48,426
                             2004                                  39,314
                             2005                                  43,344
                                                                 --------
                          Total                                  $242,424
                                                                 ========

                  Rent expense for the year ended December 31, 2000 was $24,977.

                      GREENHOLD GROUP, INC. & SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

NOTE 10.          SUBSEQUENT EVENTS

                  On January 1, 2001, the Company purchased furniture and computer equipment from a stockholder for $20,000. The Company issued a note, payable in 36 monthly installments of $664 including interest at 12%.

                  On January 24, 2001, the Company purchased the subscriber list of an Internet service provider for approximately $960,000 by issuing 800,000 common shares ($.89 per share) with the balance of $250,000 payable in cash by March 31, 2001. The purchase price price may be adjusted depending upon the actual number of subscribers as of February 15, 2001. In conjunction with this transaction, the Company purchased computer equipment for $9,300.

                  On January 24, 2001 effective March 31, 2001, the Company purchased the subscriber list of an Internet service provider for $150 per subscriber in a transaction valued at approximately $255,000. The purchase price may be adjusted depending upon the actual number of subscribers as of March 30, 2001. The purchase price is payable $50 cash and the issuance of 100 common shares per subscriber ($1.00 per share).

                              GREENHOLD GROUP INC.
                          (A Development Stage Company)

                              FINANCIAL STATEMENTS

                                JANUARY 31, 2000

                              GREENHOLD GROUP, INC.
                          (A Development Stage Company)

                                    CONTENTS

                                                                 PAGE
                                                                 ----

Independent Auditor's Report                                      F-19

Financial Statements:

 Balance Sheet                                                    F-20

 Statement of Operations                                          F-21

 Statement of Changes in Stockholders'
 Equity                                                           F-22

 Statement of Cash Flows                                          F-23

 Notes to Financial Statements                                F-24 - F-25

                          INDEPENDENT AUDITOR'S REPORT



To The Board of Directors
Greenhold Group, Inc.

I have audited the accompanying balance sheet of Greenhold Group, Inc. (a development stage company), as of January 31, 2000 and the related statements of operations, changes in stockholders' equity and cash flows for the period from March 22, 1999 (inception) through January 31, 2000. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Greenhold Group, Inc. (a development stage company) as of January 31, 2000, and the results of its operations and its cash flows for the period then ended in conformity with generally accepted accounting principles.

                                                /s/ Earl M. Cohen C.P.A., P.A.

February 16, 2000

                              GREENHOLD GROUP, INC.
                          (A Development Stage Company)
                                  BALANCE SHEET
                                JANUARY 31, 2000




                                     ASSETS

CURRENT ASSETS
 Cash                                                    $3,000
                                                         ======




                              STOCKHOLDERS' EQUITY

STOCKHOLDERS' EQUITY
 Common stock, $.001 par value,
  50,000,000 shares authorized,
  3,000,000 shares issued and
  outstanding                                            $3,000
                                                         ======


                Read accompanying Notes to Financial Statements.

                              GREENHOLD GROUP, INC.
                          (A Development Stage Company)
                             STATEMENT OF OPERATIONS
         PERIOD FROM MARCH 22, 1999 (INCEPTION) THROUGH JANUARY 31, 2000







         REVENUES                                           $   --

         EXPENSES                                               --
                                                            ------

         NET INCOME (LOSS)                                  $   --
                                                            ======

         INCOME (LOSS) PER SHARE                            $   --
                                                            ======

         WEIGHTED AVERAGE NUMBER OF SHARES
          OUTSTANDING                                     3,000,000
                                                          =========


                Read accompanying Notes to Financial Statements.

                              GREENHOLD GROUP, INC.
                          (A Development Stage Company)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
         PERIOD FROM MARCH 22, 1999 (INCEPTION) THROUGH JANUARY 31, 2000








                                  Common Stock         Deficit
                               -----------------   Accumulated During
                                  # of      Par     the Development
                                 Shares    Value        Stage          Total
                               ---------   -----   ------------------  ------
January 31, 2000 - common
 shares issued for cash        3,000,000   $3,000           --         $3,000

Net income (loss) during
 period                               --       --           --             --
                               ---------   ------      -------         ------

Balance - January 31, 2000     3,000,000   $3,000      $    --         $3,000
                               =========   ======      =======         ======



                Read accompanying Notes to Financial Statements.

                              GREENHOLD GROUP, INC.
                          (A Development Stage Company)
                             STATEMENT OF CASH FLOWS
         PERIOD FROM MARCH 22, 1999 (INCEPTION) THROUGH JANUARY 31, 2000







CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                                     $   --

CASH FLOWS FROM FINANCING ACTIVITIES:
 Proceeds from issuance of common
  stock                                                  3,000
                                                        ------

NET INCREASE IN CASH EQUALS CASH -
 JANUARY 31, 2000                                       $3,000
                                                        ======





                Read accompanying Notes to Financial Statements.

                              GREENHOLD GROUP, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 2000

NOTE 1.           ORGANIZATION

                  Greenhold Group, Inc. was incorporated on March 22, 1999 under the laws of the State of Florida and has a fiscal year ending January 31. The company is a "shell" company, the purpose of which is to seek and consummate a merger or acquisition. The company's headquarters is in Tequesta, Florida. The Company is in the process of registering its securities under the Securities Exchange Act of 1934.

NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  INCOME TAXES

                  Deferred income taxes are provided for differences between the basis of assets and liabilities for financial and income tax reporting. A valuation allowance is provided against deferred income tax assets in circumstances where management believes recoverability of a portion of the assets is not reasonably assured.

                  INCOME (LOSS) PER SHARE

                  Income (loss) per share is computed by dividing net income
                  (loss) for the period by the weighted average number of shares outstanding.

                  STATEMENT OF CASH FLOWS

                  For purposes of this statement the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

                  USE OF ESTIMATES

                  Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and

                              GREENHOLD GROUP, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 2000


NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                  USE OF ESTIMATES (CONTINUED)

                  liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Accordingly, actual results could vary from the estimates that were assumed in preparing the financial statements.

NOTE 3.           RELATED PARTY TRANSACTIONS

                  OFFICE FACILITIES

                  The Company shares office space with a company owned by the stockholders. No rent is being charged to the Company.

NOTE 4.           CAPITAL STOCK

                  The Company had originally authorized 1,000,000 common shares with a par value of $.01 per share. On December 1, 1999, the Articles of Incorporation were amended to increase the number of authorized common shares to 50,000,000, and to decrease the par value of the common shares to $.001 per share. As of January 31, 2000, 3,000,000 common shares were issued and outstanding, of which 1,350,000 and 1,650,000 common shares were issued to an officer and a promoter of the Company, respectively.

                                   W5H, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

                               DECEMBER 31, 2000

                                    W5H, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                                    CONTENTS


                                                                          Page
                                                                          ----

Independent Auditor's Report                                              F-28

Financial Statements:

 Balance Sheet                                                            F-29

 Statement of Operations                                                  F-30

 Statement of Changes in Stockholders'
 Equity                                                                   F-31

 Statement of Cash Flows                                                  F-32

 Notes to Financial Statements                                        F-33 - 36

                          INDEPENDENT AUDITOR'S REPORT



To The Board of Directors
W5h, Inc.

We have audited the accompanying balance sheet of W5h, Inc. (a development stage company), as of December 31, 2000 and the related statements of operations, changes in stockholder's equity and cash flows for the year then ended and for the period from June 18, 1999 (inception) through December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of W5h, Inc. (a development stage company) as of December 31, 2000, and the results of its operations and its cash flows for the year then ended and for the period from June 18, 1999 (inception) through December 31, 2000 in conformity with generally accepted accounting principles.

                                         /s/ Earl M. Cohen, C.P.A., P.A.


January 26, 2001
Boca Raton, Florida

                                    W5H, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                DECEMBER 31, 2000



                                  ASSETS

CURRENT ASSETS
 Cash                                                           $  36,818
 Due from related parties                                         114,100
 Deposit                                                           10,000
                                                                ---------

         Total Current Assets                                     160,918
                                                                ---------

FURNITURE AND EQUIPMENT
 Furniture and equipment                                            5,214
 Less: Accumulated depreciation                                      (271)
                                                                ---------

         Total Furniture and Equipment - Net                        4,943
                                                                ---------

TOTAL ASSETS                                                    $ 165,861
                                                                =========


                   LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Accounts payable                                               $   6,128
 Loan payable - officer                                           100,000
                                                                ---------

         Total Current Liabilities                                106,128
                                                                ---------

COMMITMENT

STOCKHOLDERS' EQUITY
 Common stock, $.001 par value, 10,000,000
  shares authorized, 4,962,500 shares issued
  and outstanding                                                   4,963
 Additional paid-in capital                                       478,913
 Deficit accumulated during the development
  stage                                                          (424,143)
                                                                ---------

         Total Stockholders' Equity                                59,733
                                                                ---------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                      $ 165,861
                                                                =========



                Read Accompanying Notes to Financial Statements.

                                    W5H, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF OPERATIONS
              PERIOD FROM JANUARY 1, 2000 THROUGH DECEMBER 31, 2000
                                     EQUALS
                  PERIOD FROM JUNE 18, 1999 (INCEPTION) THROUGH
                                DECEMBER 31, 2000

REVENUES                                                            $        --

EXPENSES
 General and administrative                                             424,143
                                                                    -----------

NET LOSS EQUALS DEFICIT ACCUMULATED
DURING THE DEVELOPMENT STAGE                                        $  (424,143)
                                                                    ===========

LOSS PER SHARE                                                      $      (.10)
                                                                    ===========

WEIGHTED AVERAGE NUMBER OF SHARES
 OUTSTANDING                                                          4,412,464
                                                                    ===========





                Read Accompanying Notes to Financial Statements.

                                    W5H, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
         PERIOD FROM JUNE 18, 1999 (INCEPTION) THROUGH DECEMBER 31, 2000



                                         Common Stock
                                    ------------------------                         Additional            Deficit
                                       # of           Par          Paid-In     During the Development    Accumulated
                                      Shares         Value         Capital              Stage               Total
                                    ---------      ---------      ---------    ----------------------    -----------
Common shares issued for cash:
  April 10, 2000                      500,000      $     500      $  49,500            $      --          $  50,000
  April 12, 2000                      250,000            250         24,750                   --             25,000
  April 24, 2000                      500,000            500         49,500                   --             50,000
  April 25, 2000                      500,000            500         49,500                   --             50,000
  April 27, 2000                      250,000            250         24,750                   --             25,000
  April 28, 2000                      550,000            550         54,450                   --             55,000
  May 11, 2000                        412,500            413         40,837                   --             41,250
  May 18, 2000                        250,000            250         24,750                   --             25,000
  May 19, 2000                        375,000            375         37,125                   --             37,500
  May 23, 2000                        250,000            250         24,750                   --             25,000
  May 26, 2000                        250,000            250         24,750                   --             25,000
  May 30, 2000                        250,000            250         24,750                   --             25,000
  June 2, 2000                        125,000            125         12,375                   --             12,500
  June 6, 2000                        125,000            125         12,375                   --             12,500
  June 8, 2000                        125,000            125         12,375                   --             12,500
  June 14, 2000                        82,000             82          8,118                   --              8,200
  July 13, 2000                        68,000             68          6,732                   --              6,800
  August 9, 2000                      100,000            100          9,900                   --             10,000

Stock issuance costs                       --             --        (12,374)                  --            (12,374)

Net loss during period                     --             --             --             (424,143)          (424,143)
                                    ---------      ---------      ---------            ---------          ---------
Balance - December 31, 2000         4,962,500      $   4,963      $ 478,913            $(424,143)         $  59,733
                                    =========      =========      =========            =========          =========





                Read Accompanying Notes to Financial Statements.

                                    W5H, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOWS
              PERIOD FROM JANUARY 1, 2000 THROUGH DECEMBER 31, 2000
                                     EQUALS
                  PERIOD FROM JUNE 18, 1999 (INCEPTION) THROUGH
                                DECEMBER 31, 2000


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                   $(424,143)
  Adjustments to reconcile net loss
   to net cash used in operating
   activities:
    Depreciation                                                   271
    (Increase) in:
      Due from related parties                                (114,100)
      Deposit                                                  (10,000)
     Increase in accounts payable                                6,128
                                                             ---------

NET CASH USED IN OPERATING ACTIVITIES                         (541,844)
                                                             ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchase of furniture and equipment                            (5,214)
                                                             ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Net proceeds from issuance of common
  stock                                                        483,876
 Increase in amount due to stockholder                         100,000
                                                             ---------

NET CASH PROVIDED BY FINANCING ACTIVITIES                      583,876
                                                             ---------

CASH - DECEMBER 31, 2000                                     $  36,818
                                                             =========





                Read accompanying Notes to Financial Statements.

                                    W5H, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

NOTE 1.           ORGANIZATION

                  W5h, Inc. was incorporated on June 18, 1999 under the laws of the State of Florida. The company is engaged to construct a proprietary information database on the Internet. The company's headquarters is in Fort Lauderdale, Florida. Since inception, planned operations have not commenced.

                  On December 21, 2000, effective December 31, 2000, the Company became a wholly-owned subsidiary of a public company in a transaction qualified as a tax-free reorganization.

NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  FURNITURE AND EQUIPMENT

                  Furniture and equipment are recorded at cost. Expenditures for major betterments and additions are capitalized while replacements, maintenance and repairs which do not improve or extend the life of the respective assets, are expensed.

                  Depreciation is computed by the straight-line method over estimated useful lives ranging between five and seven years.

                  GENERAL AND ADMINISTRATIVE EXPENSES

                  General and administrative expenses consists primarily of operating costs such as advertising, payroll and payroll taxes, occupancy, professional fees and office expenses.

                  INCOME TAXES

                  Deferred income taxes are provided for differences between the basis of assets and liabilities for financial and income tax reporting. A valuation allowance is

                                    W5H, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                  INCOME TAXES (CONTINUED)

                  provided against deferred income tax assets in circumstances where management believes recoverability of a portion of the assets is not reasonably assured.

                  LOSS PER SHARE

                  Loss per share is computed by dividing net loss for the year by the weighted average number of shares outstanding.

                  STATEMENT OF CASH FLOWS

                  For purposes of this statement the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

                  USE OF ESTIMATES

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 3.           INCOME TAXES

                  As of December 31, 2000, the Company has net operating loss carryforwards for income tax purposes of approximately $424,000 expiring through December 31, 2020, available to offset future taxable income. No deferred tax assets have been recorded due to the Company having no history of profitable operations.

                                    W5H, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

NOTE 4.           RELATED PARTY TRANSACTIONS

                  DUE FROM RELATED PARTIES

                  The Company invoiced a related company for its share of general and administrative expenses and made an advance to a related company for working capital purposes. The advance bears interest at 18% per annum and is due within 60 days of the advance.

                  The amount due to related parties (related by virtue of similar ownership) consists of the following:

                           General and administrative
                            expense reimbursements                    $100,100
                           Advance                                      14,000
                                                                      --------

                           Total                                      $114,100
                                                                      ========

                  LOAN PAYABLE - OFFICER

                  Loan payable - officer consists of advances bearing interest at 18% per annum for working capital purposes due as cash requirements permit. Subsequent to December 31, 2000 additional advances of $115,000 were made.

NOTE 5.           COMMITMENT

                  OPERATING LEASE

                  The Company leases its office facilities under an operating lease expiring December 31, 2005. The lease provides for monthly rental payments of $2,695 including sales tax. The rental payments are subject to 5% increases each lease year. Future minimum rental payments due under this lease for the periods ending subsequent to

                                    W5H, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

NOTE 5.           COMMITMENT (CONTINUED)

                  OPERATING LEASE (CONTINUED)

                  December 31, 2000 are as follows:

                        December 31,                           Amount
                        ------------                          --------

                           2001                               $ 33,961
                           2002                                 35,659
                           2003                                 37,442
                           2004                                 39,314
                           2005                                 43,344
                                                              --------
                               Total                          $189,720
                                                              ========

                  Rent expense for the period ended December 31, 2000 was $24,977.

                         ON LINE SERVICES OF MIAMI, INC.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2000

                         ON LINE SERVICES OF MIAMI, INC.

                                    CONTENTS

                                                                          Page
                                                                          ----

Independent Auditor's Report                                              F-39

Financial Statements:

  Balance Sheets                                                          F-40

  Statements of Operations                                                F-41

  Statements of Changes in Stockholders' Equity
   (Deficiency)                                                           F-42

  Statements of Cash Flows                                                F-43

  Notes to Financial Statements                                       F-44 - 46

                          INDEPENDENT AUDITOR'S REPORT





To The Board of Directors
On Line Services of Miami, Inc.

We have audited the accompanying balance sheets of On Line Services of Miami, Inc. as of December 31, 2000 and 1999 and the related statements of operations, changes in stockholders' equity (deficiency) and cash flows for the year ended December 31, 2000 and for the period from June 18, 1999 (inception) through December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of On Line Services of Miami, Inc. as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the year ended December 31, 2000 and for the period from June 18, 1999 (inception) through December 31, 1999 in conformity with generally accepted accounting principles.


                                              /s/ Earl M. Cohen, C.P.A., P.A.

January 24, 2001
Boca Raton, Florida

                         ON LINE SERVICES OF MIAMI, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 2000 AND 1999





                                                            2000             1999
                                                         ---------         ---------
                                    ASSETS

CURRENT ASSETS
 Cash                                                    $   5,732         $   3,505
 Due from related parties                                   10,000               312
                                                         ---------         ---------

TOTAL ASSETS                                             $  15,732         $   3,817
                                                         =========         =========


                  LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

CURRENT LIABILITIES
 Accounts payable                                        $     250         $     945
 Deferred revenue                                            1,720                --
 Due to related party                                      100,100                --
                                                         ---------         ---------

       Total Current Liabilities                           102,070               945

STOCKHOLDERS' EQUITY (DEFICIENCY)                          (86,338)            2,872
                                                         ---------         ---------

TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY (DEFICIENCY)                                     $  15,732         $   3,817
                                                         =========         =========



                Read accompanying Notes to Financial Statements.

                         ON LINE SERVICES OF MIAMI, INC.
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000
                                       AND
         PERIOD FROM JUNE 18, 1999 (INCEPTION) THROUGH DECEMBER 31, 1999





                                                           Period From
                                                          June 18, 1999
                                                           (Inception)
                                     Year Ended              Through
                                     December 31,          December 31,
                                         2000                 1999
                                     ------------          ------------

REVENUES                              $  30,916             $   1,269

COST OF REVENUES                          7,961                 8,280
                                      ---------             ---------

GROSS PROFIT                             22,955                (7,011)

GENERAL AND ADMINISTRATIVE
 EXPENSES                               128,165                 1,117
                                      ---------             ---------

NET LOSS                              $(105,210)            $  (8,128)
                                      =========             =========

LOSS PER SHARE                        $ (526.05)            $  (40.64)
                                      =========             =========

WEIGHTED AVERAGE NUMBER OF
 SHARES OUTSTANDING                         200                   200
                                      =========             =========




                Read accompanying Notes to Financial Statements.

                         ON LINE SERVICES OF MIAMI, INC.
           STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIENCY)
                          YEAR ENDED DECEMBER 31, 2000
                                       AND
         PERIOD FROM JUNE 18, 1999 (INCEPTION) THROUGH DECEMBER 31, 1999



                                              Common Stock              Additional
                                      --------------------------         Paid-in
                                        Number         Par Value         Capital          Deficit            Total
                                      ---------        ---------       ------------      ---------         ---------
Issuance of common stock
 for cash                                   200        $     200        $  10,800        $      --         $  11,000

Net loss                                     --               --               --           (8,128)           (8,128)
                                      ---------        ---------        ---------        ---------         ---------

BALANCE - DECEMBER 31, 1999                 200              200           10,800           (8,128)            2,872

Additional capital contributed               --               --           16,000               --            16,000

Net loss                                     --               --               --         (105,210)         (105,210)
                                      ---------        ---------        ---------        ---------         ---------

BALANCE - DECEMBER 31, 2000                 200        $     200        $  26,800        $(113,338)        $ (86,338)
                                      =========        =========        =========        =========         =========






                Read accompanying Notes to Financial Statements.

                         ON LINE SERVICES OF MIAMI, INC.
                            STATEMENTS OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 2000
                                       AND
         PERIOD FROM JUNE 18, 1999 (INCEPTION) THROUGH DECEMBER 31, 1999

                                                                Period From
                                                               June 18, 1999
                                                                (Inception)
                                          Year Ended              Through
                                          December 31,          December 31,
                                              2000                 1999
                                          ------------         -------------
CASH FLOWS FROM OPERATING
 ACTIVITIES:
  Net loss                                 $(105,210)            $  (8,128)
  Adjustments to reconcile net
   loss to net cash used in
   operating activities:
    Increase (decrease) in:
     Accounts payable                           (695)                  945
     Deferred revenue                          1,720                    --
     Due to related party                    100,100                    --
                                           ---------             ---------

NET CASH USED IN OPERATING
 ACTIVITIES                                   (4,085)               (7,183)
                                           ---------             ---------

CASH FLOWS FROM INVESTING
 ACTIVITIES:
 Increase in amount due from
  related parties                             (9,688)                 (312)
                                           ---------             ---------

CASH FLOWS FROM FINANCING
 ACTIVITIES:
 Proceeds from issuance of
  common stock                                    --                11,000
 Additional capital contributed               16,000                    --
                                           ---------             ---------

NET CASH PROVIDED BY FINANCING
 ACTIVITIES                                   16,000                11,000
                                           ---------             ---------

NET INCREASE IN CASH                           2,227                 3,505

CASH - BEGINNING                               3,505                    --
                                           ---------             ---------

CASH - ENDING                              $   5,732             $   3,505
                                           =========             =========




                Read accompanying Notes to Financial Statements.

                         ON LINE SERVICES OF MIAMI, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999

NOTE 1.           ORGANIZATION

                  On Line Services of Miami, Inc. was incorporated on
                  June 18, 1999 under the laws of the State of Florida.
                  The company operates as an Internet service provider with subscribers mainly in the South Florida area. The Company's headquarters is in Fort Myers, Florida.

                  On December 21, 2000, effective December 31, 2000, the Company became a wholly-owned subsidiary of a public company in a transaction qualified as a tax-free reorganization.

NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  REVENUE RECOGNITION

                  Subscriber fees are recognized over the period services are provided. Deferred revenue represents monthly, quarterly, half-yearly, annual and three-year subscriber fees billed in advance.

                  INCOME TAXES

                  Deferred income taxes are provided for differences between the basis of assets and liabilities for financial and income tax reporting. A valuation allowance is provided against deferred income tax assets in circumstances where management believes recoverability of a portion of the assets is not reasonably assured.

                  LOSS PER SHARE

                  Loss per share is computed by dividing net loss for the year by the weighted average number of shares outstanding.

                  STATEMENT OF CASH FLOWS

                  For purposes of this statement the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

                         ON LINE SERVICES OF MIAMI, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                  USE OF ESTIMATES

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 3.           INCOME TAXES

                  As of December 31, 2000, the Company has net operating loss carryforwards for income tax purposes of approximately $13,300 expiring through December 31, 2020, available to offset future taxable income. No deferred tax assets have been recorded due to the Company having no history of profitable operations.

NOTE 4.           CAPITAL STOCK

                  The Company has authorized 10,000,000 common shares with a par value of $1.00 per share. As of December 31, 2000 and 1999, 200 shares were issued and outstanding.

NOTE 5.           RELATED PARTY TRANSACTIONS

                  MARKETING AND TECHNICAL SERVICE AGREEMENT

                  The Company has engaged a company related by similar ownership to perform marketing, technical and administrative services. As consideration for these services, the Company pays a fee equal to 50% of its gross subscriber fees earned. During the year ended December 31, 2000 and period ended December 31, 1999, total fees incurred were $7,302 and $634, respectively.

                         ON LINE SERVICES OF MIAMI, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999

NOTE 5.           RELATED PARTY TRANSACTIONS (CONTINUED)

                  DUE FROM RELATED PARTIES

                  The amount due from related parties as of December 31, 2000 consists of advances made to the public company referred to in
                  Note 1. The amount due from related parties as of December 31, 1999 represents net fees due from the related company referred to above.

                  DUE TO RELATED PARTY

                  The amount due to related party represents reimbursements for operating and other general and administrative expenses due to a company related by similar ownership. The amount due will be repaid as cash requirements permit.

                        NAPLES & PORT CHARLOTTE POP, INC.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2000

                        NAPLES & PORT CHARLOTTE POP, INC.

                                    CONTENTS

                                                                          Page
                                                                          ----

Independent Auditor's Report                                              F-49

Financial Statements:

  Balance Sheets                                                          F-50

  Statements of Operations                                                F-51

  Statements of Changes in Stockholders' Equity
   (Deficiency)                                                           F-52

  Statements of Cash Flows                                                F-53

  Notes to Financial Statements                                       F-54 - 56

                          INDEPENDENT AUDITOR'S REPORT





To The Board of Directors
Naples & Port Charlotte Pop, Inc.

We have audited the accompanying balance sheets of Naples & Port Charlotte Pop, Inc. as of December 31, 2000 and 1999 and the related statements of operations, changes in stockholders' equity (deficiency) and cash flows for the year ended December 31, 2000 and for the period from June 18, 1999 (inception) through December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Naples & Port Charlotte Pop, Inc. as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the year ended December 31, 2000 and for the period from June 18, 1999 (inception) through December 31, 1999 in conformity with generally accepted accounting principles.

                                         /s/ Earl M. Cohen, C.P.A., P.A.


January 24, 2001
Boca Raton, Florida

                        NAPLES & PORT CHARLOTTE POP, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 2000 AND 1999



                                                               2000                 1999
                                                             --------             --------
                                  ASSETS

CURRENT ASSETS
  Cash                                                       $      3             $  1,278

COMPUTER EQUIPMENT - NET                                        6,749               11,248

DEPOSIT                                                           100                  100
                                                             --------             --------

TOTAL ASSETS                                                 $  6,852             $ 12,626
                                                             ========             ========


                    LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

CURRENT LIABILITIES
 Due to related party                                        $ 15,615             $  1,303
 Deferred revenue                                               5,775                  520
                                                             --------             --------

       Total Current Liabilities                               21,390                1,823

STOCKHOLDERS' EQUITY (DEFICIENCY)                             (14,538)              10,803
                                                             --------             --------

TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY (DEFICIENCY)                                         $  6,852             $ 12,626
                                                             ========             ========





                Read accompanying Notes to Financial Statements.

                        NAPLES & PORT CHARLOTTE POP, INC.
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000
                                       AND
         PERIOD FROM JUNE 18, 1999 (INCEPTION) THROUGH DECEMBER 31, 1999





                                                                Period From
                                                                June 18, 1999
                                                                 (Inception)
                                            Year Ended             Through
                                            December 31,         December 31,
                                                2000                1999
                                            ------------         ------------
REVENUES                                     $ 57,677             $  4,209

COST OF REVENUES                               38,710                7,537
                                             --------             --------

GROSS PROFIT                                   18,967               (3,328)
                                             --------             --------

OPERATING EXPENSES
 General and administrative                    48,809                6,057
 Depreciation                                   4,499                2,812
                                             --------             --------

         Total Operating Expenses              53,308                8,869
                                             --------             --------

NET LOSS                                     $(34,341)            $(12,197)
                                             ========             ========

LOSS PER SHARE                               $ (68.68)            $ (24.39)
                                             ========             ========

WEIGHTED AVERAGE NUMBER OF
 SHARES OUTSTANDING                               500                  500
                                             ========             ========








                Read accompanying Notes to Financial Statements.

                        NAPLES & PORT CHARLOTTE POP, INC.
           STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIENCY)
                          YEAR ENDED DECEMBER 31, 2000
                                       AND
         PERIOD FROM JUNE 18, 1999 (INCEPTION) THROUGH DECEMBER 31, 1999



                                            Common Stock              Additional
                                      -------------------------        Paid-in
                                       Number         Par Value        Capital         Deficit           Total
                                      --------        ---------       ----------       --------         --------
Issuance of common stock
 for cash                                  500        $    500        $ 19,500        $     --         $ 20,000

Additional capital contributed              --              --           3,000              --            3,000

Net loss                                    --              --              --         (12,197)         (12,197)
                                      --------        --------        --------        --------         --------

BALANCE - DECEMBER 31, 1999                500             500          22,500         (12,197)          10,803

Additional capital contributed              --              --           9,000              --            9,000

Net loss                                    --              --              --         (34,341)         (34,341)
                                      --------        --------        --------        --------         --------

BALANCE - DECEMBER 31, 2000                500        $    500        $ 31,500        $(46,538)        $(14,538)
                                      ========        ========        ========        ========         ========




                Read accompanying Notes to Financial Statements.

                        NAPLES & PORT CHARLOTTE POP, INC.
                            STATEMENTS OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 2000
                                       AND
         PERIOD FROM JUNE 18, 1999 (INCEPTION) THROUGH DECEMBER 31, 1999


                                                             Period From
                                                            June 18, 1999
                                                              (Inception)
                                         Year Ended             Through
                                         December 31,         December 31,
                                             2000                 1999
                                         ------------         ------------
CASH FLOWS FROM OPERATING
 ACTIVITIES:
  Net loss                                 $(34,341)            $(12,197)
  Adjustments to reconcile net
   loss to net cash used in
   operating activities:
    Depreciation                              4,499                2,812
    Increase in deposit                          --                 (100)
    Increase in deferred
     revenue                                  5,255                  520
                                           --------             --------

NET CASH USED IN OPERATING
 ACTIVITIES                                 (24,587)              (8,965)
                                           --------             --------

CASH FLOWS FROM INVESTING
 ACTIVITIES:
 Purchase of computer equipment                  --              (14,060)
                                           --------             --------

CASH FLOWS FROM FINANCING
 ACTIVITIES:
 Increase in amount due to
  related party                              14,312                1,303
 Proceeds from issuance of
  common stock                                   --               20,000
 Additional capital contributed               9,000                3,000
                                           --------             --------

NET CASH PROVIDED BY FINANCING
 ACTIVITIES                                  23,312               24,303
                                           --------             --------

NET INCREASE (DECREASE) IN CASH              (1,275)               1,278

CASH - BEGINNING                              1,278                   --
                                           --------             --------

CASH - ENDING                              $      3             $  1,278
                                           ========             ========



                Read accompanying Notes to Financial Statements.

                        NAPLES & PORT CHARLOTTE POP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999

NOTE 1.           ORGANIZATION

                  Naples & Port Charlotte Pop, Inc. was incorporated on June 18, 1999 under the laws of the State of Florida.
                  The company operates as an Internet service provider with subscribers mainly in the Naples and Port Charlotte, Florida area. The Company's headquarters is in Fort Myers, Florida.

                  On December 21, 2000, effective December 31, 2000, the Company became a wholly-owned subsidiary of a public company in a transaction qualified as a tax-free reorganization.

NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  REVENUE RECOGNITION

                  Subscriber fees are recognized over the period services are provided. Deferred revenue represents monthly, quarterly, half-yearly, annual and three-year subscriber fees billed in advance.

                  COMPUTER EQUIPMENT

                  Computer equipment is recorded at cost. Expenditures for major betterments and additions are capitalized while replacements, maintenance and repairs which do not improve or extend the life of the respective assets, are expensed.

                  Depreciation is computed using the modified accelerated cost recovery system over an estimated useful life of five years. Although the use of the modified accelerated cost recovery system is not generally accepted accounting principles, the effect on depreciation is immaterial.

                  INCOME TAXES

                  Deferred income taxes are provided for differences between the basis of assets and liabilities for financial and income tax reporting. A valuation allowance is

                        NAPLES & PORT CHARLOTTE POP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                  INCOME TAXES (CONTINUED)

                  provided against deferred income tax assets in circumstances where management believes recoverability of a portion of the assets is not reasonably assured.

                  LOSS PER SHARE

                  Loss per share is computed by dividing net loss for the year by the weighted average number of shares outstanding.

                  STATEMENT OF CASH FLOWS

                  For purposes of this statement the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

                  USE OF ESTIMATES

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 3.           COMPUTER EQUIPMENT

                  Computer equipment as of December 31, 2000 and 1999 are as follows:

                                                        2000           1999
                                                      -------         -------

                      Cost                            $14,060         $14,060
                      Accumulated Depreciation         (7,311)         (2,812)
                                                      -------         -------

                       Total                          $ 6,749         $11,248
                                                      =======         =======

                        NAPLES & PORT CHARLOTTE POP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 3.           COMPUTER EQUIPMENT (CONTINUED)

                  During the year ended December 31, 2000 and period ended December 31, 1999, depreciation expense was $4,499 and $2,812, respectively.

NOTE 4.           INCOME TAXES

                  As of December 31, 2000, the Company has net operating loss carryforwards for income tax purposes of approximately $46,000 expiring through December 31, 2020, available to offset future taxable income. No deferred tax assets have been recorded due to the Company having no history of profitable operations.

NOTE 5.           CAPITAL STOCK

                  The Company has authorized 10,000,000 common shares with a par value of $1.00 per share. As of December 31, 2000 and 1999, 500 shares were issued and outstanding.

NOTE 6.           RELATED PARTY TRANSACTIONS

                  MARKETING AND TECHNICAL SERVICE AGREEMENT

                  The Company has engaged a company related by similar ownership to perform marketing, technical and administrative services. As consideration for these services, the Company pays a fee equal to 50% of its gross subscriber fees earned. During the year ended December 31, 2000 and period ended December 31, 1999, total fees incurred were $31,466 and $2,364, respectively.

                  DUE TO RELATED PARTY

                  The amount due to related party consists of advances made (net of fees due) by the related company referred to above and is expected to be repaid within the next twelve months.

                          ON LINE SERVICES U.S.A, INC.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2000

                          ON LINE SERVICES U.S.A, INC.

                                    CONTENTS

                                                                          Page
                                                                          ----

Independent Auditor's Report                                              F-59

Financial Statements:

  Balance Sheets                                                          F-60

  Statements of Operations                                                F-61

  Statements of Changes in Stockholders' Equity
   (Deficiency)                                                           F-62

  Statements of Cash Flows                                            F-63 - 64

  Notes to Financial Statements                                       F-65 - 69

                          INDEPENDENT AUDITOR'S REPORT




To The Board of Directors
On Line Services U.S.A., Inc.

We have audited the accompanying balance sheets of On Line Services U.S.A., Inc. as of December 31, 2000 and 1999 and the related statements of operations, changes in stockholders' equity (deficiency) and cash flows for each of the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of On Line Services U.S.A., Inc. as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the two years then ended in conformity with generally accepted accounting principles.

                                         /s/ Earl M. Cohen, C.P.A., P.A.


January 24, 2001
Boca Raton, Florida

                          ON LINE SERVICES U.S.A, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 2000 AND 1999



                                                         2000                 1999
                                                      ---------             ---------
                                       ASSETS
CURRENT ASSETS
 Cash                                                 $   4,282             $   5,465
 Accounts receivable                                     15,712                    --
 Due from related parties                                15,600                   861
 Other current assets                                    15,253                    --
                                                      ---------             ---------

         Total Current Assets                            50,847                 6,326

PROPERTY AND EQUIPMENT - NET                             57,397                48,322
                                                      ---------             ---------

TOTAL ASSETS                                          $ 108,244             $  54,648
                                                      =========             =========


                     LIABILITIES AND STOCKHOLDERS' (DEFICIENCY)

CURRENT LIABILITIES
 Accounts payable and accrued expenses                $  71,729             $  39,064
 Deferred revenue                                        25,077                23,744
 Loans payable - officers                                12,150                    --
 Due to parent company                                   14,000                    --
                                                      ---------             ---------

       Total Current Liabilities                        122,956                62,808

COMMITMENTS

STOCKHOLDERS' (DEFICIENCY)                              (14,712)               (8,160)
                                                      ---------             ---------

TOTAL LIABILITIES AND STOCKHOLDERS'
 (DEFICIENCY)                                         $ 108,244             $  54,648
                                                      =========             =========





                Read accompanying Notes to Financial Statements.

                          ON LINE SERVICES U.S.A, INC.
                            STATEMENTS OF OPERATIONS
                     YEARS ENDED DECEMBER 31, 2000 AND 1999



                                              2000                     1999
                                           -----------             -----------

REVENUES - NET                             $   499,948             $   338,651

COST OF REVENUES                               160,883                 151,860
                                           -----------             -----------

GROSS PROFIT                                   339,065                 186,791
                                           -----------             -----------

OPERATING EXPENSES
 General and administrative                    330,484                 224,674
 Depreciation                                   16,586                  10,067
                                           -----------             -----------

         Total Operating Expenses              347,070                 234,741
                                           -----------             -----------

NET OPERATING (LOSS)                            (8,005)                (47,950)
                                           -----------             -----------

OTHER INCOME (EXPENSES)
 Interest expense                                 (743)                 (2,564)
 Loss on disposal of equipment                      --                  (8,132)
                                           -----------             -----------

         Total Other (Expense)                    (743)                (10,696)
                                           -----------             -----------

NET LOSS                                   $    (8,748)            $   (58,646)
                                           ===========             ===========

LOSS PER SHARE                             $      (.01)            $      (.06)
                                           ===========             ===========

WEIGHTED AVERAGE NUMBER OF
 SHARES OUTSTANDING                          1,000,000               1,000,000
                                           ===========             ===========






                Read accompanying Notes to Financial Statements.

                          ON LINE SERVICES U.S.A, INC.
           STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIENCY)
                     YEARS ENDED DECEMBER 31, 2000 AND 1999



                                             Common Stock              Additional
                                      --------------------------         Paid-in
                                       Number          Par Value         Capital          Deficit            Total
                                      ---------        ---------       ----------        ---------         ---------
BALANCE - DECEMBER 31, 1998           1,000,000        $  10,000        $  88,549        $(175,784)        $ (77,235)

Issuance of common stock

Additional capital contributed               --               --          127,721               --           127,721

Net loss                                     --               --               --          (58,646)          (58,646)
                                      ---------        ---------        ---------        ---------         ---------

BALANCE - DECEMBER 31, 1999           1,000,000           10,000          216,270         (234,430)           (8,160)

Additional capital contributed               --               --            2,196               --             2,196

Net loss                                     --               --               --           (8,748)           (8,748)
                                      ---------        ---------        ---------        ---------         ---------

BALANCE - DECEMBER 31, 2000           1,000,000        $  10,000        $ 218,466        $(243,178)        $ (14,712)
                                      =========        =========        =========        =========         =========




                Read accompanying Notes to Financial Statements.

                          ON LINE SERVICES U.S.A, INC.
                            STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 2000 AND 1999


                                                 2000              1999
                                              ---------         ---------
 CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                    $  (8,748)        $ (58,646)
  Adjustments to reconcile net loss
   to net cash provided by (used in)
   operating activities:
    Depreciation                                 16,586            10,067
    Loss on disposal of equipment                    --             8,132
    (Increase) decrease in:
         Accounts receivable                    (15,712)               --
         Other current assets                   (15,253)               --
         Other assets                                --             1,652
    Increase (decrease) in:
         Accounts payable and accrued
          expenses                               32,665            31,654
         Deferred revenue                         1,333             6,906
                                              ---------         ---------

NET CASH PROVIDED BY (USED IN)
 OPERATING ACTIVITIES                            10,871              (235)
                                              ---------         ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchase of equipment                          (25,661)          (36,928)
 Increase in amount due from related
  parties                                       (14,739)             (861)
                                              ---------         ---------

NET CASH USED IN INVESTING ACTIVITIES           (40,400)          (37,789)
                                              ---------         ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Increase in loans payable - officers            12,150                --
 Increase in amount due to parent
  company                                        14,000                --
 Repayment of note payable - bank                    --            (2,646)
 Repayment of long-term debt                         --           (82,784)
 Additional capital contributed                   2,196           127,721
                                              ---------         ---------

NET CASH PROVIDED BY FINANCING
 ACTIVITIES                                      28,346            42,291
                                              ---------         ---------

NET INCREASE (DECREASE) IN CASH                  (1,183)            4,267

CASH - BEGINNING                                  5,465             1,198
                                              ---------         ---------

CASH - ENDING                                 $   4,282         $   5,465
                                              =========         =========

                Read accompanying Notes to Financial Statements.

                          ON LINE SERVICES U.S.A, INC.
                      STATEMENTS OF CASH FLOWS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2000 AND 1999



                                                        2000          1999
                                                        ----          ----


SUPPLEMENTAL DISCLOSURES OF CASH FLOW
 INFORMATION:

  Cash paid during the year for:
   Interest                                             $743         $2,564
                                                        ====         ======





                Read accompanying Notes to Financial Statements.

                          ON LINE SERVICES U.S.A, INC.
                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 1.           ORGANIZATION

                  On Line Services U.S.A. was incorporated on July 23, 1993 under the laws of the State of Florida. The company operates as an Internet service provider with subscribers mainly in the Fort Myers, Florida area. The Company extends credit to some of its customers. The Company's headquarters is in Fort Myers, Florida.

                  On December 21, 2000, effective December 31, 2000, a public company purchased a 72% interest in the Company in a transaction qualified as a tax-free reorganization.

NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  REVENUE RECOGNITION

                  Subscriber and other fees are recognized over the period services are provided. Deferred revenue represents monthly, quarterly, half-yearly, annual and three-year subscriber fees billed in advance.

                  PROPERTY AND EQUIPMENT

                  Property and equipment is recorded at cost. Expenditures for major betterments and additions are capitalized while replacements, maintenance and repairs which do not improve or extend the life of the respective assets, are expensed.

                  Depreciation is computed by the straight-line method over the estimated useful lives of the assets as follows:

                           Furniture and fixtures                    7 years
                           Computer equipment                   3 to 7 years
                           Leasehold improvements                    7 years

                  INCOME TAXES

                  The Company, with the consent of its shareholder, has elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes, the

                          ON LINE SERVICES U.S.A, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                  INCOME TAXES (CONTINUED)

                  shareholders of an S corporation are taxed on their proportionate share of the Company's taxable income. No provision or liability for federal income taxes has been included in these financial statements.

                  On December 21, 2000, the Company's S Corporation status was terminated as a result of becoming a wholly-owned subsidiary of a public corporation (Note 1).

                  LOSS PER SHARE

                  Loss per share is computed by dividing net loss for the year by the weighted average number of shares outstanding.

                  STATEMENT OF CASH FLOWS

                  For purposes of this statement the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

                  USE OF ESTIMATES

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 3.           ACCOUNTS RECEIVABLE

                  No provision for doubtful accounts has been recorded as management believes all of the accounts are fully collectible.

                          ON LINE SERVICES U.S.A, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999

NOTE 4.           PROPERTY AND EQUIPMENT

                  Property and equipment as of December 31, 2000 and 1999 are as follows:

                                                   2000           1999
                                                 --------       --------

                     Furniture and fixtures      $  7,368       $  7,368
                     Computer equipment            93,183         67,522
                     Leasehold improvements         1,443          1,443
                                                 --------       --------
                                                  101,994         76,333
                     Accumulated Depreciation     (44,597)       (28,011)
                                                 --------       --------

                           Total                 $ 57,397       $ 48,322
                                                 ========       ========


                  Depreciation expense for the years ended December 31, 2000 and 1999 was $16,586 and $10,067, respectively.

NOTE 5.           CAPITAL STOCK

                  The Company has authorized 1,000,000 common shares with a par value of $.01 per share. As of December 31, 2000 and 1999, 1,000,000 shares were issued and outstanding.

NOTE 6.           RELATED PARTY TRANSACTIONS

                  ADMINISTRATIVE FEES

                  The Company performs marketing, technical and administrative services to two companies related by similar ownership pursuant to Marketing and Technical Service Agreements. As consideration for these services, the Company receives a fee equal to 50% of the gross subscriber fees earned. During the years ended December 31, 2000 and 1999, total fees earned from these two companies were $42,679 and $23,965, respectively and are included in revenues.

                  The Company provides general and administrative services and office facilities to a company related by virtue of

                          ON LINE SERVICES U.S.A, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 6.           RELATED PARTY TRANSACTIONS (CONTINUED)

                  ADMINISTRATIVE FEES (CONTINUED)

                  common ownership. In consideration for these services, the Company receives a fee equal to 50% of web hosting revenues and 20% of web design revenues. During the year ended December 31, 2000 and 1999, total fees earned were $35,865 and $28,042, respectively and are included in revenues.

                  DUE FROM RELATED PARTIES

                  The amount due from related parties consists of advances made (net of fees due) to the related companies referred to above.

                  LOANS PAYABLE - OFFICERS

                  Loans payable - officers consist of advances bearing interest at 18% per annum for working capital purposes and are due within 60 days of the advance.

                  DUE TO PARENT COMPANY

                  Due to parent company consists of an advance bearing interest at 18% per annum for working capital purposes and is due within 60 days of the advance.

NOTE 7.           COMMITMENTS

                  OPERATING LEASES

                  The Company leases its office facilities under an operating lease expiring November 1, 2001. The lease provides for monthly base rent of $1,140 plus sales tax and its share of building operating expenses.

                          ON LINE SERVICES U.S.A, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 7.           COMMITMENTS (CONTINUED)

                  OPERATING LEASES (CONTINUED)

                  The Company also leases computer equipment under a noncancelable lease expiring November 2003.

                  Future minimum lease payments due under these leases for the years ending subsequent to December 31, 2000 are as follows:

                            December 31,                            Amount
                            ------------                           -------

                               2001                                $29,737
                               2002                                 11,982
                               2003                                 10,984
                                                                   -------

                                  Total                            $52,703
                                                                   =======

                  Rent expense for the years ended December 31, 2000 and 1999 was $23,286 and $15,026, respectively.

                            NEXGEN PRODUCTIONS, INC.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2000

                            NEXGEN PRODUCTIONS, INC.

                                    CONTENTS

                                                                         Page
                                                                         ----

Independent Auditor's Report                                             F-72

Financial Statements:

  Balance Sheets                                                         F-73

  Statements of Income                                                   F-74

  Statements of Changes in Stockholders' Equity                          F-75

  Statements of Cash Flows                                           F-76 - 77

  Notes to Financial Statements                                      F-78 - 81

                          INDEPENDENT AUDITOR'S REPORT



To The Board of Directors
Nexgen Productions, Inc.

We have audited the accompanying balance sheets of Nexgen Productions, Inc. as of December 31, 2000 and 1999 and the related statements of income, changes in stockholders' equity and cash flows for each of the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nexgen Productions, Inc. as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the two years then ended in conformity with generally accepted accounting principles.


                                           /s/ Earl M. Cohen, C.P.A., P.A.

January 24, 2001
Boca Raton, Florida

                            NEXGEN PRODUCTIONS, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 2000 AND 1999



                                                     2000              1999
                                                   -------            -------

                                     ASSETS
CURRENT ASSETS
 Cash                                              $   981            $ 5,878
 Accounts receivable                                 5,159              4,654
                                                   -------            -------

         Total Current Assets                        6,140             10,532

FURNITURE, FIXTURES AND EQUIPMENT - NET                 --             21,566
                                                   -------            -------

TOTAL ASSETS                                       $ 6,140            $32,098
                                                   =======            =======


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Current portion of long-term debt                 $    --            $ 2,047
 Accounts payable and accrued expenses               2,382              4,715
                                                   -------            -------

     Total Current Liabilities                       2,382              6,762

LONG-TERM DEBT - LESS CURRENT PORTION                   --              2,030
                                                   -------            -------

         Total Liabilities                           2,382              8,792

COMMITMENT

STOCKHOLDERS' EQUITY                                 3,758             23,306
                                                   -------            -------

TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY                                            $ 6,140            $32,098
                                                   =======            =======





                Read accompanying Notes to Financial Statements.

                            NEXGEN PRODUCTIONS, INC.
                              STATEMENTS OF INCOME
                     YEARS ENDED DECEMBER 31, 2000 AND 1999




                                               2000                1999
                                             --------            --------

REVENUES - NET                               $123,909            $141,512
                                             --------            --------

OPERATING EXPENSES
 General and administrative                   112,774             110,671
 Depreciation                                   9,028               7,521
                                             --------            --------

         Total Operating Expenses             121,802             118,192
                                             --------            --------

NET INCOME                                   $  2,107            $ 23,320
                                             ========            ========

INCOME PER SHARE                             $    .02            $    .23
                                             ========            ========

WEIGHTED AVERAGE NUMBER OF
 SHARES OUTSTANDING                           100,000             100,000
                                             ========            ========



                Read accompanying Notes to Financial Statements.

                            NEXGEN PRODUCTIONS, INC.
                  STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                     YEARS ENDED DECEMBER 31, 2000 AND 1999




                                                             Additional          Retained
                                        Common Stock           Paid-in           Earnings
                                          Par Value            Capital           (Deficit)              Total
                                          --------           ----------           --------             --------
BALANCE - DECEMBER 31, 1998               $    100            $  5,213            $ (2,364)            $  2,949

Distributions to stockholder                    --                  --              (2,963)              (2,963)

Net income                                      --                  --              23,320               23,320
                                          --------            --------            --------             --------

BALANCE - DECEMBER 31, 1999                    100               5,213              17,993               23,306

Additional capital contributed                  --               2,030                  --                2,030

Distributions to stockholder                    --                  --             (23,685)             (23,685)

Net income                                      --                  --               2,107                2,107
                                          --------            --------            --------             --------

BALANCE - DECEMBER 31, 2000               $    100            $  7,243            $ (3,585)            $  3,758
                                          ========            ========            ========             ========









                Read accompanying Notes to Financial Statements.

                            NEXGEN PRODUCTIONS, INC.
                            STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 2000 AND 1999



                                                   2000                 1999
                                                 --------             --------

CASH FLOWS FROM OPERATING
 ACTIVITIES:
  Net income                                     $  2,107             $ 23,320
  Adjustments to reconcile net
   income to net cash provided by
   operating activities:
    Depreciation                                    9,028                7,521
    (Increase) decrease in accounts
     receivable                                      (505)               1,769
    Increase (decrease) in
     accounts payable and accrued
     expenses                                      (2,332)               3,480
                                                 --------             --------

NET CASH PROVIDED BY OPERATING
 ACTIVITIES                                         8,298               36,090
                                                 --------             --------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchase of furniture, fixtures
  and equipment                                    (3,148)             (20,422)
                                                 --------             --------

CASH FLOWS FROM FINANCING
 ACTIVITIES:
 Repayments on long-term debt                      (2,047)              (1,941)
 Distributions to stockholder                      (8,000)              (2,963)
 Repayments on stockholder loan                        --               (5,022)
                                                 --------             --------

NET CASH USED IN FINANCING ACTIVITIES             (10,047)              (9,926)
                                                 --------             --------

NET INCREASE (DECREASE) IN CASH                    (4,897)               5,742

CASH - BEGINNING                                    5,878                  136
                                                 --------             --------

CASH - ENDING                                    $    981             $  5,878
                                                 ========             ========




                Read accompanying Notes to Financial Statements.

                            NEXGEN PRODUCTIONS, INC.
                      STATEMENTS OF CASH FLOWS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2000 AND 1999



                                                   2000              1999
                                                 -------            -------

SUPPLEMENTAL DISCLOSURES OF CASH FLOW
 INFORMATION:

  Cash paid during the year for:
   Interest                                      $   290            $   519
                                                 =======            =======


SUPPLEMENTAL DISCLOSURES OF NONCASH
 INVESTING AND FINANCING ACTIVITIES:

  Distribution of furniture, fixtures
  and equipment to stockholder                   $15,686            $    --
                                                 =======            =======

  Repayment of long-term debt by
  stockholder                                    $ 2,030            $    --
                                                 =======            =======




                Read accompanying Notes to Financial Statements.

                            NEXGEN PRODUCTIONS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 1.           ORGANIZATION

                  Nexgen Productions, Inc. was incorporated on April 18, 1996 under the laws of the State of Florida. The company provides Internet services to customers such as website development, web hosting and other e-commerce services. The Company's headquarters is in Fort Myers, Florida.

                  On December 21, 2000, effective December 31, 2000, the Company became a wholly-owned subsidiary of a public company in a transaction qualified as a tax-free reorganization.

NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  REVENUE RECOGNITION

                  Revenue from web hosting services are recognized when the service is provided and revenue from website development and design services are recognized when completed.

                  FURNITURE, FIXTURES AND EQUIPMENT

                  Furniture, fixtures and equipment are recorded at cost. Expenditures for major betterments and additions are capitalized while replacements, maintenance and repairs which do not improve or extend the life of the respective assets, are expensed.

                  Depreciation is computed using the modified accelerated cost recovery system over estimated useful lives ranging from five to seven years. Although the use of the modified accelerated cost recovery system is not generally accepted accounting principles, the effect on depreciation is immaterial.

                  INCOME TAXES

                  The Company, with the consent of its shareholder, has elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes, the shareholders of an S corporation are taxed on their proportionate share of the Company's taxable income. No

                            NEXGEN PRODUCTIONS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                  INCOME TAXES (CONTINUED)

                  provision or liability for federal income taxes has been included in these financial statements.

                  On December 21, 2000, the Company's S Corporation status was terminated as a result of becoming a wholly-owned subsidiary of a public corporation (Note 1).

                  INCOME PER SHARE

                  Income per share is computed by dividing net income for the year by the weighted average number of shares outstanding. The weighted average number of shares outstanding for 1999 has been adjusted to reflect the change in the number of issued shares during the year ended December 31, 2000 (Note 6).

                  STATEMENT OF CASH FLOWS

                  For purposes of this statement the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

                  USE OF ESTIMATES

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 3.           ACCOUNTS RECEIVABLE

                  No provision for doubtful accounts has been recorded as management believes all of the accounts are fully collectible.

                            NEXGEN PRODUCTIONS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2000 AND 1999


NOTE 4.           FURNITURE, FIXTURES AND EQUIPMENT

                  Furniture, fixtures and equipment as of December 31, 2000 and 1999 are as follows:

                                                    2000          1999
                                                    -----       --------

                     Furniture and fixtures         $  --       $    565
                     Computer equipment                --         31,159
                                                    -----       --------
                                                       --         31,724
                     Accumulated Depreciation          --        (10,158)
                                                    -----       --------

                           Total                    $  --       $ 21,566
                                                    =====       ========


                  Depreciation expense for the years ended December 31, 2000 and 1999 was $9,028 and $7,521, respectively.

NOTE 5.           LONG-TERM DEBT

                  Long-term debt as of December 31, 2000 and 1999 consisted of the following:

                                                              2000       1999
                                                              ----      -------

                    Note payable, repayable in
                    monthly installments of $212
                    including interest at 10% per
                    annum due September, 2001. The
                    note is collateralized by a
                    security interest in the stock
                    of the Company and a personal
                    guarantee of the stockholder.             $ --      $ 4,077

                    Current portion                             --       (2,047)
                                                              ----      -------

                    TOTAL                                     $ --      $ 2,030
                                                              ====      =======


                  In November 2000, the note was paid by the stockholder.

                            NEXGEN PRODUCTIONS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999

NOTE 6.           CAPITAL STOCK

                  The Company had originally authorized 100 common shares with a par value of $1.00 per share. In October 2000, the number of authorized common shares were increased to 100,000 and the par value of the common shares were decreased to $.001.

NOTE 7.           COMMITMENT

                  In consideration for sharing general and administrative services and office facilities, the Company pays a fee equal to 50% of its web hosting revenues and 20% of its web design revenues to an unrelated company. During the year ended December 31, 2000 and 1999, total fees incurred were $28,149 and $28,042, respectively.

                              GREENHOLD GROUP, INC.
                   Pro Forma Supplemental Condensed Combined
                              Financial Statements
                                  (Unaudited)


Introduction to Pro Forma Supplemental Condensed
Combined Financial Statements                                            PF-2

Pro Forma Condensed Combined Balance Sheet
At December 31, 2000                                                     PF-3

Pro Forma Condensed Combined Statement of Operations for
the Year Ended December 31, 2000                                         PF-5

Notes to Pro Forma Condensed Combined Financial Statements
for the Year Ended December 31, 2000                                     PF-6

Item 7 Part (b)


The unaudited proforma condensed combined balance sheet as of December 31, 2000 and the unaudited proforma condensed combined statements of operations for the year then ended assumes the acquisitions occurred on January 1, 2000. The proforma information is based upon the historical financial statements of the companies presented. The proforma condensed financial statements are not necessarily indicative of the financial position or results of operations of the Company that would have actually occurred had the acquisition been in effect as of the date or for the periods presented. The proforma financial information should be read in conjunction with the Company's historical financial statements, including notes thereto, which are incorporated herein by reference.

On December 21, 2000, effective December 31, 2000, the Company acquired all the outstanding common shares of W5h, Inc., a development stage company with a year ending December 31. For accounting purposes, the acquisition has been treated as a public shell merger. W5h, Inc. is deemed to have issued common stock for the net monetary assets of Greenhold Group, Inc. (the public shell) followed by a recapitalization of W5h, Inc. In addition, as a result of the recapitalization, the fiscal year end changes from January 31 to December 31. The other acquisitions have been recorded using the purchase method of accounting under generally accepted accounting principles.

                              GREENHOLD GROUP, INC.
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                             AS OF DECEMBER 31, 2000
                                   (UNAUDITED)



                                               On Line
                    Greenhold                  Services    Naples & Port   Nexgen        On Line
                      Group,        W5H,       of Miami,     Charlotte     Produc-       Services       Pro Forma       Pro Forma
                       Inc.         Inc.          Inc.       Pop, Inc.    tions, Inc.  U.S.A., Inc.     Adjustments     Combined
                    ---------   -----------    ---------  --------------  -----------  ------------     -----------    -----------
             ASSETS

CURRENT ASSETS
  Cash               $ 15,108   $    36,818   $     5,732   $         3   $       981  $     4,282      $        --   $    62,924
  Accounts
   receivable             300            --            --            --         5,159       15,712               --        21,171
  Deposit                  --        10,000            --           100            --           --               --        10,100
  Due from related
    parties                --       114,100        10,000            --            --       15,600 (c)     (139,700)            0
  Other current
    assets                 --            --            --            --            --       15,253               --        15,253
                     --------   -----------   -----------   -----------   -----------  -----------      -----------   -----------
      Total Current
        Assets         15,408       160,918        15,732           103         6,140       50,847         (139,700)      109,448
                     --------   -----------   -----------   -----------   -----------  -----------      -----------   -----------

PROPERTY &
 EQUIPMENT - NET           --         4,943            --         6,749            --       57,397                         69,089
                     --------   -----------   -----------   -----------   -----------  -----------      -----------   -----------

OTHER ASSETS
  SUBSCRIBER LISTS         --            --            --            --            --           -- (a)    2,294,485     1,529,656
                                                                                                   (b)     (764,829)
  GOODWILL                 --            --            --            --            --           -- (a)      201,694       134,463
                                                                                                   (b)      (67,231)
                     --------   -----------   -----------   -----------   -----------  -----------      -----------   -----------
      Total Other
       Assets               0             0             0             0             0            0        1,664,119     1,664,119
                     --------   -----------   -----------   -----------   -----------  -----------      -----------   -----------

TOTAL ASSETS         $ 15,865   $   165,861   $    15,732   $     6,852   $     6,140  $   108,244      $ 1,524,419   $ 1,842,656
                     ========   ===========   ===========   ===========   ===========  ===========      ===========   ===========



                              GREENHOLD GROUP, INC.
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                             AS OF DECEMBER 31, 2000
                                   (UNAUDITED)




                                               On Line
                    Greenhold                  Services    Naples & Port   Nexgen        On Line
                      Group,        W5H,       of Miami,     Charlotte     Produc-       Services       Pro Forma       Pro Forma
                       Inc.         Inc.          Inc.       Pop, Inc.    tions, Inc.  U.S.A., Inc.     Adjustments     Combined
                    ---------   -----------    ---------  --------------  -----------  ------------     -----------    -----------
LIABILITIES &
STOCKHOLDERS'
EQUITY


CURRENT LIABILITIES
  Accounts payable      5,865         6,128           250            15         2,382       71,729               --        86,369
  Deferred revenue         --            --         1,720         5,775            --       25,077               --        32,572
  Note payable             --            --            --            --            --           -- (a)      100,000       100,000
  Loan payable -
   officer                 --       100,000            --            --            --       12,150               --       112,150
  Due to related
   parties             10,000            --       100,100        15,600            --       14,000 (c)     (139,700)            0
                     --------     ---------     ---------      --------       -------    ---------       ----------    ----------
      Total Current
       Liabilities     15,865       106,128       102,070        21,390         2,382      122,956          (39,700)      331,091
                     --------     ---------     ---------      --------       -------    ---------       ----------    ----------


STOCKHOLDERS' EQUITY
  Common stock          3,320         4,963           200           500           100       10,000 (a)       (7,656)        8,449
                                                                                                   (d)       (2,978)
  Additional paid-in
   capital              8,639       478,913        26,800        31,500         7,243      218,466 (a)    2,167,073     2,941,612
                                                                                                   (d)        2,978
  Retained earnings   (12,416)     (424,143)     (113,338)      (46,538)       (3,585)    (243,178)(a)      236,762    (1,438,496)
                                                                                                   (b)     (832,060)
                     --------     ---------     ---------      --------       -------    ---------       ----------    ----------
    Total
       Stockholders'
        Equity           (457)       59,733       (86,338)      (14,538)        3,758      (14,712)       1,564,119     1,511,565
                     --------     ---------     ---------      --------       -------    ---------       ----------    ----------

TOTAL LIABILITIES &
STOCKHOLDERS' EQUITY $ 15,408     $ 165,861     $  15,732      $  6,852       $ 6,140    $ 108,244       $1,524,419    $1,842,656
                     ========     =========     =========      ========       =======    =========       ==========    ==========


                              GREENHOLD GROUP, INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)



                                               On Line
                    Greenhold                  Services    Naples & Port   Nexgen        On Line
                      Group,        W5H,       of Miami,     Charlotte     Produc-       Services       Pro Forma       Pro Forma
                       Inc.         Inc.          Inc.       Pop, Inc.    tions, Inc.  U.S.A., Inc.     Adjustments     Combined
                    ---------   -----------    ---------  --------------  -----------  ------------     -----------    -----------
REVENUES - NET             --            --   $    30,916   $    57,677   $   123,909  $   499,948 (b)  $   (78,544)  $   633,906

COST OF REVENUES           --            --         7,961        38,710            --      160,883               --       207,554
                     --------   -----------   -----------   -----------   -----------  -----------      -----------   -----------

GROSS PROFIT               --            --        22,955        18,967       123,909      339,065          (78,544)      426,352
                     --------   -----------   -----------   -----------   -----------  -----------      -----------   -----------

EXPENSES

  General &
   administrative      12,416       423,872       128,165        48,809       112,774      330,484 (b)      (78,544)      977,976
  Depreciation &
   amortization            --           271            --         4,499         9,028       16,586 (a)      832,060       862,444
  Interest expense         --            --            --            --            --          743               --           743
                     --------   -----------   -----------   -----------   -----------  -----------      -----------   -----------
      Total Expenses   12,416       424,143       128,165        53,308       121,802      347,813          753,516     1,841,163
                     --------   -----------   -----------   -----------   -----------  -----------      -----------   -----------

NET INCOME (LOSS)    $(12,416)  $  (424,143)  $  (105,210)  $   (34,341)  $     2,107  $    (8,748)     $  (832,060)  $(1,414,811)
                     ========   ===========   ===========   ===========   ===========  ===========      ===========   ===========

LOSS PER SHARE                                                                                                        $     (0.17)
                                                                                                                      ===========
WEIGHTED AVERAGE
 COMMON SHARES
 OUTSTANDING                                                                                                            8,525,000
                                                                                                                      ===========



                              GREENHOLD GROUP, INC.
           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)
                                DECEMBER 31, 2000




(a) Adjustments to reflect acquisitions as if they had occurred on January 1, 2000. The excess of the purchase price over the fair value of net assets acquired were allocated as follows:

                           Asset                                     Amount
                           -----                                   ----------

                  Subscriber lists                                 $2,294,485
                  Goodwill                                            201,694
                                                                   ----------

                                                                   $2,496,179
                                                                   ==========

    Subscriber lists and goodwill are being amortized over three years using the straight-line method. Computer and office equipment are being depreciated over five years using the straight-line method.

(b) Adjustments to reflect amortization and depreciation on the excess of the purchase price over the fair value of net assets acquired(see (a) above).

                                                                     Amount
                                                                    --------

                  Amortization of subscriber lists                  $764,829
                  Amortization of goodwill                            67,231
                                                                    --------
                                                                    $832,060
                                                                    ========

(c) Adjustments to eliminate intercompany accounts.

(d) Adjustment to common stock as a result of public shell merger and deemed recapitalization.

(e) Adjustments to eliminate intercompany charges for marketing, technical and general and administrative expenses.